                               INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in  Registration  Statements  No.
333-32308 and 333-85483 of Medix  Resources,  Inc. on Forms S-3 and Registration
Statements  No.  333-31684,  333-57558  and 333-73578 on Forms S-8 of our report dated March 19, 2002,  appearing in this amended  annual  report on Form 10-K of
Medix Resources, Inc. for the year ended December 31, 2001.

                                      /s/Ehrhardt Keefe Steiner & Hottman PC
                                         Ehrhardt Keefe Steiner & Hottman PC

May 23, 2002
Denver, Colorado